                      BOMBARDIER CAPITAL SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
____________________________________________________________________________
  Class            Original      Coupon   Avg.    CBE     1st  Last   Mod.
  Name & Type          Par         %      Life   Yield    Pay   Pay   Dur.
____________________________________________________________________________
TO CALL:
  A1  SENIOR       41,940,000    6.1000   1.10   5.946    2/98  4/00  1.02
  A2  SENIOR       28,750,000    5.9800   3.10   5.970    4/00  1/02  2.75
  A3  SENIOR       26,150,000    6.0700   5.10   6.099    1/02  9/04  4.25
  A4  SENIOR       25,720,000    6.4800   9.00   6.530    9/04 11/09  6.58
  A5  SENIOR       27,055,000    6.7600  15.45   6.829   11/09  3/15  9.26
  M   AA MEZZ      16,517,000    6.7200  11.10   6.779    2/03  3/15  7.33
  B1  BBB SUB      19,430,000    7.1100  10.00   7.180    2/03  4/14  6.77
  B2  BB SUB        8,744,447    8.5700  13.66   8.679    2/03  3/15  7.39
______________________________
TO MATURITY:
  A5  SENIOR       27,055,000    6.7600  16.53   6.830   11/09  9/20  9.56
  M   AA MEZZ      16,517,000    6.7200  11.19   6.779    2/03  9/16  7.36
  B1  BBB SUB      19,430,000    7.1100  10.00   7.180    2/03  4/14  6.77
  B2  BB SUB        8,744,447    8.5700  18.99   8.684    2/03  5/26  8.25
____________________________________________________________________________

(1) Data assumes a prepayment speed of 160% MHP.

(2) Coupon and price are assumed for computational material.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented'constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdictior The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
_____________________________________________________________________________
Percent of MHP:           0        75       100       160       200       300
_____________________________________________________________________________


A1 SENIOR
Price: 100-00      Coupon: 6.1000                 Original Par:    41,940,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            6.13      6.04      6.01      5.95      5.91      5.81
Average Life:          5.77      1.90      1.55      1.10      0.93      0.67
Duration:              4.50      1.71      1.42      1.02      0.87      0.64
First Prin Pay:        2/98      2/98      2/98      2/98      2/98      2/98
Last Prin Pay:        11/08      1/02      4/01      4/00     12/99      6/99
_____________________________________________________________________________


A2 SENIOR
Price: 100-00      Coupon: 5.9800                 Original Par:    28,750,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            6.03      6.00      5.99      5.97      5.95      5.92
Average Life:         13.05      5.50      4.48      3.10      2.58      1.84
Duration:              8.80      4.54      3.81      2.75      2.32      1.69
First Prin Pay:       11/08      1/02      4/01      4/00     12/99      6/99
Last Prin Pay:         2/13      2/05     11/03      1/02      5/01      5/00
_____________________________________________________________________________


A3 SENIOR
Price: 99-31       Coupon: 6.0700                 Original Par:    26,150,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            6.13      6.12      6.11      6.10      6.09      6.07
Average Life:         17.21      9.17      7.59      5.10      4.09      2.86
Duration:             10.37      6.81      5.88      4.25      3.52      2.55
First Prin Pay:        2/13      2/05     11/03      1/02      5/01      5/00
Last Prin Pay:         6/17     11/09     12/07      9/04     12/02      6/01
_____________________________________________________________________________



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented'constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdictior The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
_____________________________________________________________________________
Percent of MHP:           0        75       100       160       200       300
_____________________________________________________________________________


A4 SENIOR
Price: 100-00      Coupon: 6.4800                 Original Par:    25,720,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            6.55      6.54      6.54      6.53      6.52      6.50
Average Life:         22.29     14.81     12.80      9.00      6.83      4.07
Duration:             11.44      9.21      8.41      6.58      5.33      3.47
First Prin Pay:        6/17     11/09     12/07      9/04     12/02      6/01
Last Prin Pay:         1/23      2/16      2/14     11/09      4/07     11/02
_____________________________________________________________________________


A5 SENIOR
Price: 99-31+      Coupon: 6.7600                 Original Par:    27,055,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            6.84      6.83      6.83      6.83      6.83      6.81
Average Life:         27.13     21.75     19.69     15.45     12.89      7.82
Duration:             12.07     11.03     10.54      9.26      8.29      5.80
First Prin Pay:        1/23      2/16      2/14     11/09      4/07     11/02
Last Prin Pay:        12/25      6/21      5/19      3/15     11/12      9/08
___________________________
TO MATURITY:
Bond Yield:            6.84      6.83      6.83      6.83      6.83      6.82
Average Life:         27.45     22.71     20.84     16.53     13.89      8.41
Duration:             12.11     11.21     10.77      9.56      8.61      6.05
First Prin Pay:        1/23      2/16      2/14     11/09      4/07     11/02
Last Prin Pay:         3/27      8/25      6/24      9/20     12/17      2/13
_____________________________________________________________________________



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented'constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdictior The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
_____________________________________________________________________________
Percent of MHP:           0        75       100       160       200       300
_____________________________________________________________________________


M AA MEZZ
Price: 100-00      Coupon: 6.7200                 Original Par:    16,517,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            6.79      6.79      6.78      6.78      6.78      6.77
Average Life:         22.90     16.02     14.13     11.10     10.09      8.30
Duration:             11.24      9.24      8.56      7.33      6.92      6.10
First Prin Pay:        2/14     12/05      8/04      2/03      2/03      3/03
Last Prin Pay:        12/25      6/21      5/19      3/15     11/12      9/08
___________________________
TO MATURITY:
Bond Yield:            6.79      6.79      6.78      6.78      6.78      6.77
Average Life:         22.92     16.08     14.20     11.19     10.28      8.78
Duration:             11.24      9.25      8.57      7.36      6.99      6.31
First Prin Pay:        2/14     12/05      8/04      2/03      2/03      3/03
Last Prin Pay:         5/26      7/22     10/20      9/16     12/14      9/11
_____________________________________________________________________________


B1 BBB SUB
Price: 99-31       Coupon: 7.1100                 Original Par:    19,430,000
_____________________________________________________________________________
TO CALL:
Bond Yield:            7.19      7.19      7.19      7.18      7.18      7.17
Average Life:         22.13     14.75     12.90     10.00      9.23      7.94
Duration:             10.73      8.67      7.99      6.77      6.43      5.81
First Prin Pay:        2/14     12/05      8/04      2/03      2/03      3/03
Last Prin Pay:         6/25      3/20     11/17      4/14      9/12      9/08
___________________________
TO MATURITY:
Bond Yield:            7.19      7.19      7.19      7.18      7.18      7.17
Average Life:         22.13     14.75     12.90     10.00      9.23      8.00
Duration:             10.73      8.67      7.99      6.77      6.43      5.84
First Prin Pay:        2/14     12/05      8/04      2/03      2/03      3/03
Last Prin Pay:         6/25      3/20     11/17      4/14      9/12     12/09
_____________________________________________________________________________



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented'constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdictior The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



Percent of Principal Outstanding of Class A-1
__________________________________________________________________________________________
Percent of MHP:             0           75         100         160         200         300
__________________________________________________________________________________________

Initial Percent            100         100         100         100         100         100

January 15, 1999            86          70          65          53          45          24

January 15, 2000            80          47          36          10           0           0

January 15, 2001            74          22           6           0           0           0

January 15, 2002            68           0           0           0           0           0

January 15, 2003            60           0           0           0           0           0

January 15, 2004            52           0           0           0           0           0

January 15, 2005            43           0           0           0           0           0

January 15, 2006            33           0           0           0           0           0

January 15, 2007            21           0           0           0           0           0

January 15, 2008            10           0           0           0           0           0

January 15, 2009             0           0           0           0           0           0

January 15, 2010             0           0           0           0           0           0

January 15, 2011             0           0           0           0           0           0

January 15, 2012             0           0           0           0           0           0

January 15, 2013             0           0           0           0           0           0

January 15, 2014             0           0           0           0           0           0

January 15, 2015             0           0           0           0           0           0

January 15, 2016             0           0           0           0           0           0

January 15, 2017             0           0           0           0           0           0

January 15, 2018             0           0           0           0           0           0

January 15, 2019             0           0           0           0           0           0

January 15, 2020             0           0           0           0           0           0

January 15, 2021             0           0           0           0           0           0

January 15, 2022             0           0           0           0           0           0

January 15, 2023             0           0           0           0           0           0

January 15, 2024             0           0           0           0           0           0

January 15, 2025             0           0           0           0           0           0

January 15, 2026             0           0           0           0           0           0

January 15, 2027             0           0           0           0           0           0

January 15, 2028             0           0           0           0           0           0

Avg Life In Years:         5.8         1.9         1.6         1.1         0.9         0.7

------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS

Percent of Principal Outstanding of Class A-2
____________________________________________________________________________________________
Percent of MHP:                0          75         100         160         200         300
____________________________________________________________________________________________

Initial Percent              100         100         100         100         100         100

January 15, 1999             100         100         100         100         100         100

January 15, 2000             100         100         100         100          90          31

January 15, 2001             100         100         100          54          19           0

January 15, 2002             100          98          68           0           0           0

January 15, 2003             100          65          29           0           0           0

January 15, 2004             100          33           0           0           0           0

January 15, 2005             100           2           0           0           0           0

January 15, 2006             100           0           0           0           0           0

January 15, 2007             100           0           0           0           0           0

January 15, 2008             100           0           0           0           0           0

January 15, 2009              96           0           0           0           0           0

January 15, 2010              75           0           0           0           0           0

January 15, 2011              53           0           0           0           0           0

January 15, 2012              27           0           0           0           0           0

January 15, 2013               1           0           0           0           0           0

January 15, 2014               0           0           0           0           0           0

January 15, 2015               0           0           0           0           0           0

January 15, 2016               0           0           0           0           0           0

January 15, 2017               0           0           0           0           0           0

January 15, 2018               0           0           0           0           0           0

January 15, 2019               0           0           0           0           0           0

January 15, 2020               0           0           0           0           0           0

January 15, 2021               0           0           0           0           0           0

January 15, 2022               0           0           0           0           0           0

January 15, 2023               0           0           0           0           0           0

January 15, 2024               0           0           0           0           0           0

January 15, 2025               0           0           0           0           0           0

January 15, 2026               0           0           0           0           0           0

January 15, 2027               0           0           0           0           0           0

January 15, 2028               0           0           0           0           0           0

Avg Life In Years:          13.1         5.5         4.5         3.1         2.6         1.8
--------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



Percent of Principal Outstanding of Class A-3
____________________________________________________________________________________________
Percent of MHP:               0           75         100         160         200         300
____________________________________________________________________________________________

Initial Percent              100         100         100         100         100         100

January 15, 1999             100         100         100         100         100         100

January 15, 2000             100         100         100         100         100         100

January 15, 2001             100         100         100         100         100          34

January 15, 2002             100         100         100          99          54           0

January 15, 2003             100         100         100          45           0           0

January 15, 2004             100         100          91          17           0           0

January 15, 2005             100         100          60           0           0           0

January 15, 2006             100          70          38           0           0           0

January 15, 2007             100          50          17           0           0           0

January 15, 2008             100          32           0           0           0           0

January 15, 2009             100          14           0           0           0           0

January 15, 2010             100           0           0           0           0           0

January 15, 2011             100           0           0           0           0           0

January 15, 2012             100           0           0           0           0           0

January 15, 2013             100           0           0           0           0           0

January 15, 2014              73           0           0           0           0           0

January 15, 2015              54           0           0           0           0           0

January 15, 2016              33           0           0           0           0           0

January 15, 2017              10           0           0           0           0           0

January 15, 2018               0           0           0           0           0           0

January 15, 2019               0           0           0           0           0           0

January 15, 2020               0           0           0           0           0           0

January 15, 2021               0           0           0           0           0           0

January 15, 2022               0           0           0           0           0           0

January 15, 2023               0           0           0           0           0           0

January 15, 2024               0           0           0           0           0           0

January 15, 2025               0           0           0           0           0           0

January 15, 2026               0           0           0           0           0           0

January 15, 2027               0           0           0           0           0           0

January 15, 2028               0           0           0           0           0           0

Avg Life In Years:          17.2         9.2         7.6         5.1         4.1         2.9
--------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



Percent of Principal Outstanding of Class A-4
____________________________________________________________________________________________
Percent of MHP:                0          75         100         160         200         300
____________________________________________________________________________________________

Initial Percent              100         100         100         100         100         100

January 15, 1999             100         100         100         100         100         100

January 15, 2000             100         100         100         100         100         100

January 15, 2001             100         100         100         100         100         100

January 15, 2002             100         100         100         100         100          52

January 15, 2003             100         100         100         100          94           0

January 15, 2004             100         100         100         100          67           0

January 15, 2005             100         100         100          92          43           0

January 15, 2006             100         100         100          68          22           0

January 15, 2007             100         100         100          47           4           0

January 15, 2008             100         100          98          29           0           0

January 15, 2009             100         100          80          12           0           0

January 15, 2010             100          96          62           0           0           0

January 15, 2011             100          79          45           0           0           0

January 15, 2012             100          62          29           0           0           0

January 15, 2013             100          45          14           0           0           0

January 15, 2014             100          30           0           0           0           0

January 15, 2015             100          15           0           0           0           0

January 15, 2016             100           1           0           0           0           0

January 15, 2017             100           0           0           0           0           0

January 15, 2018              86           0           0           0           0           0

January 15, 2019              72           0           0           0           0           0

January 15, 2020              57           0           0           0           0           0

January 15, 2021              39           0           0           0           0           0

January 15, 2022              20           0           0           0           0           0

January 15, 2023               0           0           0           0           0           0

January 15, 2024               0           0           0           0           0           0

January 15, 2025               0           0           0           0           0           0

January 15, 2026               0           0           0           0           0           0

January 15, 2027               0           0           0           0           0           0

January 15, 2028               0           0           0           0           0           0

Avg Life In Years:          22.3        14.8        12.8         9.0         6.8         4.1
--------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



Percent of Principal Outstanding of Class A-5
________________________________________________________________________________________
Percent of MHP:            0          75         100         160         200         300
________________________________________________________________________________________

Initial Percent          100         100         100         100         100         100

January 15, 1999         100         100         100         100         100         100

January 15, 2000         100         100         100         100         100         100

January 15, 2001         100         100         100         100         100         100

January 15, 2002         100         100         100         100         100         100

January 15, 2003         100         100         100         100         100          86

January 15, 2004         100         100         100         100         100          71

January 15, 2005         100         100         100         100         100          57

January 15, 2006         100         100         100         100         100          45

January 15, 2007         100         100         100         100         100          36

January 15, 2008         100         100         100         100          89          29

January 15, 2009         100         100         100         100          75          22

January 15, 2010         100         100         100          97          64          17

January 15, 2011         100         100         100          84          54          13

January 15, 2012         100         100         100          72          45           8

January 15, 2013         100         100         100          61          37           0

January 15, 2014         100         100         100          52          30           0

January 15, 2015         100         100          88          43          24           0

January 15, 2016         100         100          76          36          14           0

January 15, 2017         100          87          64          27           6           0

January 15, 2018         100          74          53          17           0           0

January 15, 2019         100          65          46          10           0           0

January 15, 2020         100          56          39           4           0           0

January 15, 2021         100          48          31           0           0           0

January 15, 2022         100          39          21           0           0           0

January 15, 2023         100          28          11           0           0           0

January 15, 2024          82          17           3           0           0           0

January 15, 2025          63           6           0           0           0           0

January 15, 2026          42           0           0           0           0           0

January 15, 2027           7           0           0           0           0           0

January 15, 2028           0           0           0           0           0           0

----------------------------------------------------------------------------------------
Avg Life In Years:      27.5        22.7        20.8        16.5        13.9         8.4




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



Percent of Principal Outstanding of Class M
__________________________________________________________________________________________
Percent of MHP:             0          75         100         160         200          300
__________________________________________________________________________________________

Initial Percent           100         100         100         100         100          100

January 15, 1999          100         100         100         100         100          100

January 15, 2000          100         100         100         100         100          100

January 15, 2001          100         100         100         100         100          100

January 15, 2002          100         100         100         100         100          100

January 15, 2003          100         100         100         100         100          100

January 15, 2004          100         100         100          89          87           82

January 15, 2005          100         100          96          78          75           66

January 15, 2006          100          99          88          69          64           53

January 15, 2007          100          91          80          61          55           42

January 15, 2008          100          85          73          53          47           33

January 15, 2009          100          78          66          47          40           26

January 15, 2010          100          72          60          41          34           19

January 15, 2011          100          66          54          35          28            7

January 15, 2012          100          60          48          30          24            0

January 15, 2013          100          54          43          26          17            0

January 15, 2014          100          48          38          22           8            0

January 15, 2015           93          43          33          14           0            0

January 15, 2016           85          38          29           5           0            0

January 15, 2017           77          33          24           0           0            0

January 15, 2018           68          28          19           0           0            0

January 15, 2019           63          24          12           0           0            0

January 15, 2020           58          21           5           0           0            0

January 15, 2021           52          13           0           0           0            0

January 15, 2022           45           4           0           0           0            0

January 15, 2023           37           0           0           0           0            0

January 15, 2024           31           0           0           0           0            0

January 15, 2025           24           0           0           0           0            0

January 15, 2026            7           0           0           0           0            0

January 15, 2027            0           0           0           0           0            0

January 15, 2028            0           0           0           0           0            0

Avg Life In Years:       22.9        16.1        14.2        11.2        10.3          8.8
------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON

                      BOMBARDIER CAPITAL SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 1998-A
                            COMPUTATIONAL MATERIALS



Percent of Principal Outstanding of Class B-1
------------------------------------------------------------------------------------------
Percent of MHP:              0          75         100         160         200         300
------------------------------------------------------------------------------------------

Initial Percent            100         100         100         100         100         100

January 15, 1999           100         100         100         100         100         100

January 15, 2000           100         100         100         100         100         100

January 15, 2001           100         100         100         100         100         100

January 15, 2002           100         100         100         100         100         100

January 15, 2003           100         100         100         100         100         100

January 15, 2004           100         100         100          89          87          82

January 15, 2005           100         100          96          78          75          65

January 15, 2006           100          99          88          69          63          46

January 15, 2007           100          91          80          58          49          31

January 15, 2008           100          85          73          47          38          18

January 15, 2009           100          78          66          37          28           8

January 15, 2010           100          72          57          29          19           0

January 15, 2011           100          65          48          21          11           0

January 15, 2012           100          56          40          13           4           0

January 15, 2013           100          48          32           7           0           0

January 15, 2014           100          40          25           1           0           0

January 15, 2015            93          32          18           0           0           0

January 15, 2016            85          25          11           0           0           0

January 15, 2017            77          17           5           0           0           0

January 15, 2018            68          10           0           0           0           0

January 15, 2019            62           5           0           0           0           0

January 15, 2020            54           1           0           0           0           0

January 15, 2021            45           0           0           0           0           0

January 15, 2022            35           0           0           0           0           0

January 15, 2023            24           0           0           0           0           0

January 15, 2024            15           0           0           0           0           0

January 15, 2025             4           0           0           0           0           0

January 15, 2026             0           0           0           0           0           0

January 15, 2027             0           0           0           0           0           0

January 15, 2028             0           0           0           0           0           0

Avg Life In Years:        22.1        14.8        12.9        10.0         9.2         8.0
------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT | FIRST
SUISSE | BOSTON